PROMISSORY NOTE
                                 ---------------

$200,000                                                     April 20, 2000
                                                             Passaic, New Jersey

FOR VALUE RECEIVED, the undersigned RARE TELEPHONY, INC. (f/k/a WASHOE TECHNOLOGY CORPORATION) AND CASH BACK REBATES LD.COM, INC. a Nevada and Delaware corporation, respectively ("Maker"), promise to pay to the order of VDC Communications, Inc., a Delaware corporation ("Holder"), which term shall include any subsequent holder of this Note, at 75 Holly Hill Lane, Greenwich, CT 06830 (or at such other place as Holder shall designate in writing) in lawful money of the United States of America, the aggregate principal sum of Two Hundred Thousand Dollars ($200,000), with interest thereon at the rate (the "Interest Rate") described below.

         1.   Interest Rate.  The Interest Rate shall be  zero  percent (0%) per
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              annum.

         2.   Outstanding  Principal Balance. All references to the "Outstanding
              -------------------------------
              Principal Balance" shall mean the amount of Two Hundred Thousand Dollars ($200,000), less any principal repaid.

         3.   Payments.  This note shall be payable in full on October  20, 2000
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              (the  "Maturity  Date")  when  the  entire  Outstanding  Principal
              Balance, and any accrued but unpaid interest, shall be due and payable.

         4.   Application  of  Payments.  All  payments  on this  Note  shall be
              --------------------------
              applied first to the payment of accrued and unpaid interest, and then to the reduction of the Outstanding Principal Balance.

         5.   Prepayment  Right.  Maker  shall  have the  right to prepay at any
              ------------------
              time, in whole or in part, the Outstanding Principal Balance of this Note, without premium or penalty.

         6.   Accelerated Maturity. Notwithstanding anything in this Note to the
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              contrary  and  irrespective  of  the  Maturity  Date,  the  entire
              Outstanding Principal Balance and accrued interest shall become immediately due and payable upon the earliest to occur of the following (the "Accelerated Maturity Date"): (a) the sale of all or substantially all of the assets of the Maker or the common stock of the Maker to a third party; or (b) the issuance of the securities of Maker on the public market.

         7.   Modifications. From time to time, without affecting the obligation
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              of Maker to pay the  Outstanding  Principal  Balance or to observe the covenants of Maker contained herein, and without giving notice to or obtaining the consent of Maker, Holder may, at the option of Holder, extend the time for payment of the Outstanding Principal

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              Balance  or any  part  thereof,  reduce  the  payments  hereunder, release any person liable hereunder, accept a renewal or extension of this Note, join in any extension or subordination agreement, release any security given herefor, take or release security, or agree in writing with Maker to modify the Interest Rate or any other provision of this Note.

         8.   Events  of  Default.  Time  is of the  essence  hereof.  Upon  the
              --------------------
              occurrence of any of the following events (the "Events of Default"), payment of the entire Outstanding Principal Balance and accrued interest of this Note shall, at the option of the Holder, be accelerated and shall be immediately due and payable without notice or demand:

              (a) Failure of Maker to pay the Outstanding Principal Balance and accrued interest in full on the Maturity Date or the Accelerated Maturity Date; or
              (b) All or the majority of the value of the assets of Maker is seized or levied upon by writ of attachment, garnishment, execution or otherwise, and such seizure or levy is not released within thirty (30) calendar days thereafter; or
              (c) Maker executes a general assignment for the benefit of its creditors, convenes any meeting of its creditors, becomes insolvent, admits in writings its insolvency or inability to pay its debts, or is unable to pay or is generally not paying its debts as they become due; or
              (d) A receiver, trustee, custodian or agent is appointed to take possession of all or any substantial portion of Maker's assets; or
              (e) Any case or proceeding is voluntarily commenced by Maker under any provision of the federal Bankruptcy Code or any other federal or state law relating to debtor rehabilitation, insolvency, bankruptcy, liquidation or reorganization, or any such case or proceeding is involuntarily commenced against Maker and not dismissed within thirty (30) calendar days thereafter; or
              (f) Any representation made by Maker in this Note or in any of the other documents delivered in connection therewith, shall have been untrue or incorrect in any material respect when made.

         9.   Default Rate. In the event that Maker fails to pay the Outstanding
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              Principal Balance and all accrued interest in full on the Maturity
              Date or the Accelerated Maturity Date, the amount past due (including any acceleration of the Outstanding Principal Balance), and unpaid shall bear interest at an annual rate equal to the lesser of (i) fifteen percent (15%), or (ii) the maximum amount permitted by law (the "Default Rate"), computed from the date on which said amount was due and payable until paid. The charging or collecting of interest at the Default Rate shall not limit any of Holder's other rights or remedies under this Note.

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         10.  Governing Law. Maker, and each endorser and cosigner of this Note,
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              acknowledges  and agrees that this Note is made and is intended to be paid and performed in the State of New Jersey and the provisions hereof will be construed in accordance with the laws of the State of New Jersey and, to the extent that federal law may preempt the applicability of state laws, federal law. Maker, and each endorser and cosigner of this Note further agree that upon the occurrence of an Event of Default, this Note may be enforced in any court of competent jurisdiction in the State of New Jersey, and they do hereby submit to the jurisdiction of such courts regardless of their residence.

         11.  Remedies  Cumulative:  Waiver.  The remedies of Holder as provided
              ------------------------------
              herein shall be cumulative and concurrent, and may be pursued singularly, successively or together, in the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same; such waiver or release to be affected only through a written document executed by Holder and then only to the extent specifically recited therein. Without limiting the generality of the preceding sentence, acceptance by Holder of any payment with knowledge of the occurrence of an Event of Default by Maker shall not be deemed a waiver of such Event of Default, and acceptance by Holder of any payment in an amount less than the amount then due hereunder shall be an acceptance on account only and shall not in any way affect the existence of an Event of Default hereunder. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

         12.  No Usury  Intended.  All agreements  between  Maker and Holder are
              -------------------
              expressly limited so that in no contingency or event whatsoever, whether by reason of: error of fact or law; payment, prepayment or advancement of the proceeds hereof; acceleration of maturity of the Outstanding Principal Balance, or otherwise, shall the amount paid or agreed to be paid to Holder hereof for the use, forbearance or retention of the money to be advanced hereunder, including any charges collected or made in connection with the indebtedness evidenced by this Note which may be treated as interest under applicable law, if any, exceed the maximum legal limit (if any such limit is applicable) under United States federal law or state law (to the extent not preempted by federal law, if any), now or hereafter governing the interest payable in connection with such agreements. If, from any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity (if any) prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any

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

              circumstances, Holder shall ever receive as interest an amount which would exceed the maximum legal limit (if any such limit is applicable), such amount which would be excessive interest shall be applied to the reduction of the Outstanding Principal Balance due hereunder and not to the payment of interest or, if necessary, rebated to Maker. This provision shall control every other provision of all agreements between Maker and Holder.

         13.  Guaranty.  The  payment  of this Note is  guaranteed  by  Guaranty
              ---------
              Agreements of even date executed by Peter J. Salzano and Network Consulting Group, Inc. Peter J. Salzano's Guaranty Agreement is secured by a security agreement and certain property described therein. Network Consulting Group, Inc.'s Guaranty Agreement is secured by two security agreements and certain property described therein.

         14.  Purpose of Loan.  Maker  certifies that the loan evidenced by this
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              Note is obtained for business or commercial  purposes and that the
              proceeds   thereof  shall  not  be  used  for  personal,   family,
              household, or agricultural purposes.

         15.  Miscellaneous Provisions.
              -------------------------

              (a) Maker, and each endorser and cosigner of this Note expressly grants to Holder the right to release or to agree not to sue any other person, or to suspend the right to enforce this Note against such other person or to otherwise discharge such person; and Maker, and each endorser and cosigner agrees that the exercise of such rights by Holder will have no effect on this liability of any other person, primarily or secondarily liable hereunder. Maker, and each endorser and cosigner of this Note waives, to the fullest extent permitted by law, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, diligence in taking any action to collect sums owing hereunder, any duty or obligation of Holder to effect, protect, perfect, retain or enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note, and the right to plead as a defense to the payment hereof any statute of limitations.

              (b)  This  Note   and  each  payment  of  principal  and  interest
                   hereunder shall be paid when due without deduction or setoff of any kind or nature whatsoever.

              (c) Maker agrees to reimburse Holder for all costs, including, without limitation, reasonable attorneys' fees (including an allocable portion of in-house counsel fees), incurred to collect this Note if this Note is not paid when due, including, but not limited to, attorneys' fees (including an

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

                   allocable portion of in-house counsel fees) incurred in connection with any bankruptcy proceedings instituted by or against Maker (including relief from stay litigation).

              (d) If any provision hereof is for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of the provision to other persons, entities or circumstances shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

              (e) This Note shall be a joint and several obligation of Maker, and of all endorsers and cosigners hereof and shall be binding upon them and their respective heirs, personal representatives, successors and assigns.

              (f) This Note may not be modified or amended orally, but only by a modification or amendment in writing signed by Holder and Maker.

              (g) When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

              (h) The headings of the paragraphs and sections of this Note are for convenience or reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

              (i) In the event that at any time any payment received by Holder hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall otherwise be deemed to be due to any party other than Holder, then, in any such event, the obligation to make such payment shall survive any cancellation of this Note and/or return thereof to Maker and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and the amount of such payment shall bear interest at the Default Rate from the date of such final order until repaid hereunder.

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

         IN WITNESS WHEREOF Maker has executed this Promissory Note as of the day and year first above written.

                                            "Maker"

                                            Rare Telephony, Inc.  (f/k/a  Washoe
                                            Technology Corporation)

                                            By:      /s/ Thomas J. Vrabel
                                               ---------------------------------
                                                 Thomas J. Vrabel, President


                                            Cash Back Rebates LD.com, Inc.

                                            By:      /s/ Thomas J. Vrabel
                                               ---------------------------------
                                                  Thomas J. Vrabel, President

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

State of New Jersey

County of Passaic

Before me, the undersigned, personally appeared Thomas J. Vrabel, known to me (or satisfactorily proven) to be the person who executed the within instrument on behalf of Rare Telephony, Inc. (f/k/a Washoe Technology Corporation) and acknowledged that he executed the same for the purposes therein contained. In witness whereof, I hereunto set my hand.

                                            /s/ Debra Santa Lucia
                                            ------------------------------------
                                            (Notary Public)

                                            Dated:    4/20/00
                                                  ------------------------------


State of New Jersey

County of Passaic

Before me, the undersigned, personally appeared Thomas J. Vrabel, known to me (or satisfactorily proven) to be the person who executed the within instrument on behalf of Cash Back Rebates LD.com, Inc. and acknowledged that he executed the same for the purposes therein contained. In witness whereof, I hereunto set my hand.

                                            /s/ Debra Santa Lucia
                                            ------------------------------------
                                            (Notary Public)

                                            Dated:    4/20/00
                                            ------------------------------------

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